UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

SPHERIX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7927 Jones Branch Drive, Suite 3125 Tysons Corner, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

    On March 27, 2014, Spherix Incorporated issued the press releases attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

    The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated March 27, 2014
99.2	Press Release dated March 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 27, 2014

SPHERIX INCORPORATED

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer